UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                   Date of report (Date of earliest event reported):
                                January 17, 2006
                                 ---------------


                   Bank of America, National Association (USA)
                   -------------------------------------------
   (as Originator, Transferor and Servicer of the BA Master Credit Card Trust)
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          United  States  of  America             333-04152-01
          ---------------------------          ---------------
86-0645265
  --------

          (State  or  other          (Commission          (I.R.S.  Employer
          jurisdiction  of          File Number)          Identification Number)
          incorporation)


                   Bank of America, National Association (USA)
                             1825 East Buckeye Road
                             Phoenix, Arizona 85034
                             ----------------------
                    (Address of principal executive offices)


      (Registrant's telephone number, including area code)  (704) 386-5000
                                                            --------------




           ___________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


     (c)       Exhibits.

             20.1    SERIES  1999-C  -  Monthly  Certificateholders'  Statement
             20.2    SERIES  1999-C - Schedule to Monthly Servicer's Certificate
             20.3    SERIES  1999-C  -  Monthly  Servicer's  Certificate
             20.4    SERIES  2001-A  -  Monthly  Servicer's  Certificate
             20.5    SERIES  2001-A  -  Monthly  Certificateholders' Certificate
             20.6    SERIES  2001-A - Schedule to Monthly Servicer's Certificate

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



                   Bank of America, National Association (USA)
   (as Originator, Transferor and Servicer of the BA Master Credit Card Trust)
   ---------------------------------------------------------------------------
                                  (Registrant)


     Date:     January  17,  2006
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                              By:  /s/  Jon  Hayes
                                   ---------------
                              Name:     Jon  Hayes
                              Title:    Vice  President


                                INDEX TO EXHIBITS
                               ------------------



                                     Exhibit
                              Number          Exhibit
                            --------          -------

        20.1    SERIES  1999-C  -  Monthly  Certificateholders'  Statement
        20.2    SERIES  1999-C  -  Schedule  to  Monthly  Servicer's Certificate
        20.3    SERIES  1999-C  -  Monthly  Servicer's  Certificate
        20.4    SERIES  2001-A  -  Monthly  Certificateholders'  Certificate
        20.5    SERIES  2001-A  -  Schedule  to  Monthly  Servicer's Certificate
        20.6    SERIES  2001-A  -  Monthly  Servicer's  Certificate